UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2005 (June 14, 2005)

DoubleClick Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23709	13-3870996

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation	File Number)	Identification No.)

111 Eighth Avenue, 10th Floor
New York, New York	10011

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 683-0001

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.01. Completion of Acquisition or Disposition of Assets
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-2.1: PURCHASE AND SALE AGREEMENT
EX-99.1: UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Item 1.01. Entry into a Material Definitive Agreement

On June 14, 2005, DoubleClick Inc. (“DoubleClick”) and its subsidiary DoubleClick International Techsolutions Limited entered into a purchase and sale agreement with Aprimo, Incorporated and its subsidiary Aprimo UK Limited (collectively, “Aprimo”), pursuant to which DoubleClick sold to Aprimo substantially all of the assets and liabilities of DoubleClick’s Enterprise Marketing Solutions (“EMS”) business, including all of the capital stock of certain subsidiaries historically included in EMS. Aprimo paid $16.5 million in cash (subject to certain adjustments as described in the Agreement) for the EMS business.

The foregoing description of the purchase and sale agreement is not complete and is qualified in its entirety by reference to the purchase and sale agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

In connection with the transaction, DoubleClick and Aprimo also entered into (i) a reseller agreement, pursuant to which DoubleClick may continue to resell certain of the EMS products as part of DoubleClick’s data management solutions, and (ii) an integration agreement, pursuant to which DoubleClick and Aprimo will work to integrate certain of the EMS products with DoubleClick’s DARTmail solution.

The purchase price was determined as a result of arms’-length negotiations between DoubleClick and Aprimo.

Item 2.01. Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

Not applicable

(b)	Pro Forma Financial Information

See Exhibit 99.1 attached hereto.

(c)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOUBLECLICK INC.

Date: June 20, 2005	By: /s/ Cory Douglas

Name: Cory A. Douglas

Title: Vice President, Finance and Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description
2.1	Purchase and Sale Agreement dated June 14, 2005 among DoubleClick Inc., DoubleClick International Techsolutions Limited, Aprimo, Incorporated and Aprimo UK Limited (Omitted schedules will be furnished to the Commission upon request).

99.1	Unaudited Pro Forma Consolidated Financial Statements